                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  April 1, 1996

                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                   1-6214                 No. 13-2553920
(State or other jurisdiction    (Commission File             (IRS Employer
      of incorporation)              Number)              Identification No.)

             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 477-1000

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is the Press Release announcing that Wells Fargo & Company has completed its acquisition of First Interstate Bancorp.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99 Copy of the Press Release announcing that Wells Fargo & Company has completed its acquisition of First Interstate Bancorp.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 1, 1996.



                              WELLS FARGO & COMPANY


                              By:    FRANK A. MOESLEIN
                                  --------------------------
                                     Frank A. Moeslein
                                     Executive Vice President and Controller